EXHIBIT 32.1

                            SECTION 906 CERTIFICATION

                                  Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of MachineTalker, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2007 (the "Report") I, Roland Bryan, Chairman, Chief Executive Officer, President, and Chief Financial Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

Dated: May 17, 2007


/s/ Roland Bryan
------------------------------------------------
Roland Bryan, Chairman, Chief Executive Officer,
President, Chief Financial Officer and Secretary

         This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.